EXHIBIT 31.2

CERTIFICATION OF CHIEF FINANCIAL OFFICER

PURSUANT TO RULE 13A-14(A) OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED,

AS ADOPTED PURSUANT TO SECTION 302 OF THE SARBANES-OXLEY ACT OF 2002

I, Jane Gilkerson, certify that:

1.	I have reviewed this Amendment No. 1 to Annual Report on Form 10-K of Poage Bankshares, Inc.; and

2.	Based on my knowledge, this amended report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this amended report.

Date: April 29, 2016	/s/ Jane Gilkerson
Jane Gilkerson
Chief Financial Officer